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                                                                                                                       EXHIBIT 10(e)

                                          AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")
                                                    Home Office: Houston, Texas

                                                     VARIABLE UNIVERSAL LIFE
                                                INSURANCE SUPPLEMENTAL APPLICATION
                         (This supplement must accompany the appropriate application for life insurance.)
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                                                  PART 1.  APPLICANT INFORMATION
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Supplement to the application on the life of ________________ JOHN DOE_______________________, dated _____________________________.
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                                              PART 2.  INITIAL ALLOCATION PERCENTAGES
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INVESTMENT OPTIONS: In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction
Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges. Total allocations in each column must equal 100%. Use whole percentages only.

                                             Premium    Deduction                                              Premium     Deduction
Divisions                                  Allocation  Allocation  Divisions                                  Allocation  Allocation
---------                                  ----------  ----------  ---------                                  ----------  ----------

[AIM VARIABLE INSURANCE FUNDS, INC.                                PUTNAM VARIABLE TRUST
AIM V.I. International Equity (81)            100%        100%     Putnam VT Diversified Income (87)               ___%       ___%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                         FRANKLIN TEMPLETON VARIABLE INSURANCE
VP Value (82)                                 ___%        ___%     PRODUCTS TRUST
AMERICAN GENERAL SERIES PORTFOLIO CO.                              Franklin Small Cap (88)                         ___%       ___%
Money Market (83)                             ___%        ___%     TEMPLETON VARIABLE PRODUCTS SERIES FUND
MFS(R) VARIABLE INSURANCE TRUST                                    Templeton Inernational (89)                     ___%       ___%
MFS Total Return (84)                         ___%        ___%     VAN KAMPEN LIFE INVESTMENT TRUST
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                         Emerging Growth (90)                            ___%       ___%
Partners Portfolio (85)                       ___%        ___%     VICTORY VARIABLE INSURANCE FUNDS
OPPENHEIMER VARIABLE ACCOUNT FUNDS                                 Diversified Stock (91)                          ___%       ___%
Oppeneimer High Income (86)                   ___%        ___%     Investment Quality Bond (92)                    ___%       ___%
                                                                   Small Cap Opportunity (93)                      ___%       ___%
                                                                   Other: ________________________________         ___%       ___%]

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                                                  PART 3.  DOLLAR COST AVERAGING
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DOLLAR COST AVERAGING: ($5,000 minimum beginning accumulation value) An amount can be systematically transferred from the [Money
Market (83)] and transferred to one or more of the investment divisions below. Please refer to the prospectus for more information on the Dollar Cost Averaging option.

DAY OF THE MONTH FOR TRANSFERS: __________________________ (Choose a day of the month between 1-28.)
FREQUENCY OF TRANSFERS:            [_] Monthly         [_] Quarterly      [_] Semiannually         [_] Annually
TRANSFER $__________________ ($100 minimum, whole dollars only) from the [Money Market (83)] to the following division(s):
[AIM V.I. International Equity (81)           $______                  Templeton International (89)                        $______
VP Value (82)                                 $______                  Emerging Growth (90)                                $______
MFS Total Return (84)                         $______                  Diversified Stock (91)                              $______
Partners Portfolio (85)                       $______                  Investment Quality Bond (92)                        $______
Oppenheimer High Income (86)                  $______                  Small Cap Opportunity (93)                          $______
Putnam VT Diversified Income (87)             $______                  Other: ________________________________             $______]
Franklin Small Cap (88)                       $______
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                                                  PART 4.  AUTOMATIC REBALANCING
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AUTOMATIC REBALANCING: ($5,000 minimum beginning accumulation value) Variable division assets will be automatically rebalanced based on the premium percentages designated in Part 2. Please refer to the prospectus for more information on the Automatic Rebalancing option.
                                             [_] CHECK HERE FOR AUTOMATIC REBALANCING.

FREQUENCY:                  [_] Quarterly          [_] Semiannually            [_] Annually

NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.
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                                                            PAGE 1 of 2
AGLC 0091
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                                              AMERICAN GENERAL LIFE INSURANCE COMPANY
                                                    Home Office: Houston, Texas

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                                                  PART 5. TELEPHONE AUTHORIZATION
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I (or we, if Joint Owners), hereby authorize American General Life Insurance Company ("AGL") to act on telephone instructions to transfer values among the variable divisions and to change allocations for future purchase payments and monthly deductions given by:
(INITIAL APPROPRIATE BOX BELOW.)

[ ] Policy Owner(s) ONLY -- if Joint Owners, either of us acting independently.
[ ] Policy Owner(s) OR the Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions received and acted on in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify
AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at its home office.

[ ] INITIAL HERE TO DECLINE THE ABOVE TELEPHONE AUTHORIZATION.
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                                                PART 6. MODIFIED ENDOWMENT CONTRACT
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If any premium payment causes the policy to be classified as a modified endowment contract under Section 7702A of the United States
Internal Revenue Code, there may be potentially adverse U.S. tax consequences. Such consequences include: (1) withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount. In order to avoid modified endowment status, I
request any excess premium that could cause such status to be refunded.                                    [ ] YES         [ ] NO
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                                       PART 7. SUITABILITY (All questions must be answered.)
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                                                                                                           YES             NO
                                                                                                           ---             --
1. Have you, the Proposed Insured or Owner (if different), received the variable universal life
   insurance policy prospectus and the prospectuses describing the investment options?                     [ ]             [ ]
   (If "yes," please furnish the Prospectus dates.)
        Variable Universal Life Insurance Policy Prospectus:    ___________________
        Supplements (if any):                                   ___________________

2. Do you understand that under the Policy applied for:
   a. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT
      EXPERIENCE OF THE SEPARATE ACCOUNT?                                                                  [ ]             [ ]

   b. THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE SEPARATE
      ACCOUNT AND CERTAIN EXPENSE DEDUCTIONS?                                                              [ ]             [ ]

   c. The policy is designed to provide life insurance coverage and to allow for the accumulation of
      values in the Separate Account?                                                                      [ ]             [ ]

3. Do you believe the Policy you selected meets your insurance and investment objectives and your
   anticipated financial needs?                                                                            [ ]             [ ]
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Signed at:    Any Town                                                          USA       Date:          10/1/99
           _________________________________________________________________________            ___________________________________
           CITY                                                                STATE
    John Doe
X______________________________________________________________   X______________________________________________________________
 SIGNATURE OF PRIMARY PROPOSED INSURED                             SIGNATURE OF REGISTERED REPRESENTATIVE

X______________________________________________________________    ______________________________________________________________
 SIGNATURE OF OWNER (if different from Proposed Insured)           PRINT NAME OF BROKER/DEALER

X______________________________________________________________
 SIGNATURE OF JOINT OWNER (if applicable)
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AGLC 0091                                                   Page 2 of 2
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